Income Tax	3 Months Ended
Mar. 31, 2022
Income Tax [Abstract]
Income Tax
Note 18. - Income Tax
The effective tax rate for the periods presented has been established based on Management’s best estimates, taking into account the tax treatment of permanent differences and tax credits.
For the three-month period ended March 31, 2022, income tax amounted to a $3,906 thousand profit with respect to a loss before income tax of $13,748 thousand. In the three-month period ended March 31, 2021, income tax amounted to a $15,241 thousand expense with respect to a profit before income tax of $4,177 thousand. The effective tax rate differs from the nominal tax rate mainly due to unrecognized tax loss carryforwards and permanent tax differences in some jurisdictions.